UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 3, 2026

KARMAN HOLDINGS INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-42520	85-2660232
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5351 Argosy Avenue
Huntington Beach, California	92649
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (714) 898-9951

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 Par Value	KRMN	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 1.01	ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On August 3, 2026, Karman Holdings Inc. (the “Company”) entered into a Fifth Amendment to its Credit Agreement (the “Fifth Amendment”), which amends the Credit Agreement, dated as of April 1, 2025 (as amended by the First Amendment to Credit Agreement, dated as of May 27, 2025, the Second Amendment to Credit Agreement, dated as of October 24, 2025, the Third Amendment to Credit Agreement, dated as of February 2, 2026 and the Fourth Amendment to Credit Agreement, dated as of March 9, 2026) by and among the Company, Citibank, N.A., as Administrative Agent and Collateral Agent (“Citibank”), and the other parties thereto (as amended, the “Credit Agreement”).

Under the terms of the Fifth Amendment, the Company (i) refinanced its existing term loans in an aggregate principal amount of $763,961,000 to reduce the interest rate applicable thereto by 50 basis points to SOFR plus 2.25% and (ii) reduced the interest rate applicable to its revolving credit facility by 50 basis points for each level of its leverage-based pricing grid, the highest of such levels being set at SOFR plus 2.00%.

The foregoing description of the Fifth Amendment does not purport to be complete and is subject to, and qualified in its entirety by, reference to the Fifth Amendment, a copy of which is attached hereto and filed as Exhibit 10.1 and incorporated herein by reference. Except as modified by the Fifth Amendment, the terms and conditions in the Credit Agreement remain the same as previously disclosed.

ITEM 2.03	CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT.

Please see Item 1.01 above, which information is incorporated by reference into this Item 2.03.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits

Exhibit Number	Description

10.1	FIFTH AMENDMENT TO CREDIT AGREEMENT

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Karman Holdings, Inc.

Date: August 5, 2026	By:	/s/ Mike Willis
Mike Willis Chief Financial Officer